SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date July 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated July 21, 1998.

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
   21-Jul-98
                         Pre-
               Pre-    Funding
    Collect   Funding  Reserve    Spread  Revolving   Cert    Trans-    Master
    Account   Account    Acct      Acct      Acct     Acct    feror    Servicer


 1         0        0         0   4681319         0       0         0         0
 2                  0         0     20195         0

 3
 4   2351405
 5         0
 6     16083
 7         0                                                                  0
 8     -6624                                                     6624
 9         0                                                                  0
10    -16083                       -20195                       36278
11  -1497927                                      0 1497927
12         0

13
14   -846854                                         846854
15                                                    53817         0
16                                                   129529
17                                                0       0
18                                      0
19                            0                           0         0
20                                      0                 0
21                                                        0
22                  0         0                   0       0
23                                                        0
24                  0                             0       0         0
25                  0                                     0
26                                                        0

27                                                        0                   0
28                                                        0         0

29
30                                                                  0
31                                                                  0
32        -0        0         0   4681319         0 2528127     42902         0
33                                                  2528127


 1 Beginning Account Balances
 2 Interest Income

 3 Collection Account
 4 Lockbox Collections during the Collections Period
 5 Add: Retransfer Amount received in respect of any Retransferred Contracts 6 Add: Any income and gain from investments of funds in the Collection Acct 7 Add: Amts rec'vd from the Transferor, Master Servicer or any Subservicer
 8 Less: Late Payment fees collected with respect to the Contracts on Deposit 9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts

13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Payback from 96-1 Trust
16 Add: Payback from 97-1 Trust
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Certificate Acct
23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Add: Amount Due to Class A Investors
26 Less: Expenses of Master Servicer or Transferor
27 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 28 Less: Pymts to the Transferor w/respect to Retransferred Contracts or property
29 Pre-Funding Reserve Account
30 Less: Amount in excess of Required Deposit
31 Less: Amounts Distributed
32 Ending Account Balances
33 Available Amount to Certificate Holders

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
     21-Jul-98

                                                         Certificate
                                                           Account     Payment
Available Amount                                              2528127

Payments on Payment Date

        (i)    Servicing Fee                                  -140089    140089
               NAFI Operating Depository Account
               First Union National Bank, Charlotte, NC
               Acct #2010000259454   -   ABA 053000219

        (ii)   Trustee, Collateral Agent                            0         0
               and Custodian fees
               Harris Bank-Closing Travel Expenses
               Invoice# 40-109088

       (iiia)  Class A Interest                               -374794    374794

       (iiib)  Class A Principal                             -1503105   1503105

        (iv)   Certificate Insurer                             -21871     21871
               Financial Security Assurance
               Morgan Guaranty Trust
               Acct #000-33-345  ABA 021-000-238

        (v)    Collateral Agent (Spread Account)                    0         0
               Harris Trust and Savings Bank

        (va)   Cross Collateralization To 96-1                      0         0

        (vi)   [Reserved]

       (vii)   Unreimbursed expenses to the Trustee                 0         0

       (viii)  Unreimbursed expenses to Master Servicer             0         0

        (ix)   Unreimbursed expenses toStandby Servicer             0         0



        (x)    Unreimbursed expenses to the Transferor              0         0

        (xi)   Class B Certificate Holders                    -488268    488268
               National Auto Finance Company, Inc.
               First Union National Bank
               Acct #2010000259454   -   ABA 053000219


     Pursuant to section 3.17 of the Pooling and Servicing Agreement dated as of January 15, 1998 among National Financial
     Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached Monthly Statement for the Collection Period
                                                                      19-Jun-98

     NATIONAL AUTO FINANCE COMPANY, INC.
     as Master Servicer


     Kevin Adams                              07/30/98
     Sr. Vice President


                                      2

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
             21-Jul-98




                                                          1 Month     2 Month
(A) Portfolio Performance Tests:          Current:        Previous    Previous
                                          (yes/no)        (yes/no)    (yes/no)
Trigger Event  (Yes/No)                      no              no          no

                                                          Monthly
Delinquencies                                           Delinquency
                       Delinquencies        ACPB           Ratio
       2 Months Prior:      5457101            86217769       6.329%
        1 Month Prior:      6037234            84053402       7.183%
              Current:      5755208            82401638       6.984%
                                                              6.832%

      Maximum Delinquency Ratio                                8.25%

                                                          Monthly      Annual
Gross Defaulted Contracts                                 Default     Default
                         Defaults           ACPB            Rate        Rate
       2 Months Prior:       695619            87253030       0.797%      9.567%
        1 Month Prior:      1024867            85135586       1.204%     14.446%
              Current:       955384            83227520       1.148%     13.775%
                                                              1.050%     12.596%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             18.00%
      (iii) Month 25 through the remainder of the transaction             14.00%

                                                          Monthly      Annual
Losses                                                      Loss        Loss
                          Losses            ACPB            Rate        Rate
       2 Months Prior:       195024            87253030       0.224%      2.682%
        1 Month Prior:       280640            85135586       0.330%      3.956%
              Current:       153837            83227520       0.185%      2.218%
                                                              0.246%      2.952%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                              8.00%
      (iii)  Month 25 through the remainder of the transaction             6.00%


                                                      3
National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
             21-Jul-98

                                                          1 Month     2 Month
(B) Insurance Agreement Event of Defaults                 Previous    Previous
                                          Current:        (yes/no)    (yes/no)
Event of Default (Yes/No)                    no              no          no

(1)   Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)   Any claim for payment under the Certificate Policy;

(4)   Delinquency Ratio is 11% or higher averaged
      over the 3 previous Monthly Periods:
                                                          Monthly
Delinquencies                                           Delinquency
                       Delinquencies        ACPB           Ratio
       2 Months Prior:      5457101            86217769       6.329%
        1 Month Prior:      6037234            84053402       7.183%
              Current:      5755208            82401638       6.984%
                                                              6.832%

      Maximum Delinquency Ratio                               11.00%


(5)   The Default Rate average over the 3 previous Monthly
      Periods exceeds 25% for month 1 through 24, and 17% for the remainder of the transaction;


                                                          Monthly      Annual
Defaults                                                  Default     Default
                         Defaults           ACPB            Rate        Rate
       2 Months Prior:       695619            87253030       0.797%      9.567%
        1 Month Prior:      1024867            85135586       1.204%     14.446%
              Current:       955384            83227520       1.148%     13.775%
                                                              1.050%     12.596%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             25.00%
      (iii)  Month 25 through the remainder of the transaction            17.00%


                                                      4
National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
             21-Jul-98


(B) Insurance Agreement Event of defaults (Cont.)

(6)   The Net Loss Rate averaged over the 3 previous Monthly
      Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                          Monthly      Annual
Losses                                                      Loss        Loss
                          Losses            ACPB            Rate        Rate
       2 Months Prior:       195024            87253030       0.224%      2.682%
        1 Month Prior:       280640            85135586       0.330%      3.956%
              Current:       153837            83227520       0.185%      2.218%
                                                              0.246%      2.952%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                             11.00%
      (iii)  Month 25 through the remainder of the transaction             8.00%


(7)   The Servicer Termination Events listed below:

 (i)  Failure to deposit funds as required under the                     no
      Pooling and Servicing Agreement

 (ii) Failure to deliver the Servicer's Certificate                      no

(iii) Breach of Servicer covenants                                       no

 (iv) Bankruptcy or insolvency of the Servicer                           no

 (v)  Material breach of representations and warranties                  no

 (vi) Certificate Insurer has not delivered a                            no
      Servicer Extension Notice

(vii) Insurance Agreement Event of Default on                            no
      this or other transactions

(viii)Claim under the policy                                             no

                                                      5

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                         21-Jul-98


Class A Interest Schedule
     Opening Class A Principal Balance                                 76488596
     Class A Interest Rate                                                 5.88%
     30/360*Class A Interest Rate                                          0.49%
     Current Class A Interest  Distribution                              374794
     Prior Class A Interest Arrearage                                         0
     Class A Interest Due                                                374794

     Current Class A Interest Arrearage                                       0

Class A Principal Schedule

     Opening Class A Principal Balance                                 76488596

     Scheduled Principal                                                 848810
     Prepayments                                                         446276
     Liquidated Contracts                                                356677
     Less: Overpayment of Principal                                           0
                                                                        1651764
     Retransfers                                                              0
                                                                        1651764

                                             Class A Share - 91%        1503105
     Remaining Prefunding Account Balance                                     0
     Principal due to Class A                                           1503105

     Prepayment from Revolving Account                                        0
     Prepayment From Pre-Funding Account                                      0
     Prior Class A Arrearage                                                  0

     Class A Principal Due                                              1503105

     Class A Principal Distribution                                     1503105

     Current Class A Arrearage                                                0

     Ending Class A Principal Balance after current Distribution       74985491


Servicing Fee Schedule

     Beginning Collateral Balance                                      84053402
     Annual Servicing Rate                                                 2.00%
     Prior Servicing Fee Arrearage                                            0
     Current Servicer Fee                                                140089
     Servicer Fee Due                                                    140089
     Servicer Fee Paid                                                   140089
     Current Servicing Fee Arrearage                                          0





                                                          6
National Auto Finance 1998-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


SEC Reporting and Trustee Fee Schedule

Sec Reporting Fee                                                             0
Closing Expenses                                                              0
Prior Trustee Fee Arrearage                                                   0
Current SEC and Trustee Fee                                                   0
Trustee Fee Due                                                               0
Current Trustee Fee Arrearage                                                 0


Certificate Insurer Schedule

Ending  Class A Balance                                                74985491
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.00%
Certificate Insurer Fee                                                   21871


Pre-Funding Account

Opening Balance                                                               0
Monthly Originations X 91%                                                    0
Withdrawal From Pre-Funding Account                                           0
Prepayment associated with end of Pre-Funding Period                          0
Due to Class A Investors                                                      0
Closing Balance                                                               0


Revolving Account Schedule

Opening Balance                                                               0
Amount Transferred from Collection Account                                    0
First Interim Balance                                                         0
Withdrawal From Revolving Account                                             0
Second Interim Balance                                                        0
Amount Transferred to Certificate Account
Prepayment Associated with Release from Revolving Account                     0
Ending Balance                                                                0


Spread Account

Initial Collateral Balance                                             85200000
Opening Spread Account Balance                                          4681319
Less Interest Earned                                                     -20195
Opening Spread Account Balance                                          4681319
Required Balance Spread Account                                         2407018
Required Deposit to Spread Account                                     -2274301
Ending Spread Account Balance                                           4681319
Required Cross Collateralization 97-1                                         0
Available Contribution 98-1                                                   0
Remaining Deposit Required                                                    0

Cap                                                                     2407018

Floor                                                                  74985491
The Floor Amount at any time will be equal to
the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000
                                                          7





National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Jul-98


Class A Certificate Factor

                         Current Class A Balance                       74985491
                         Initial Class A Balance                       85200000

                                   Certificate Factor:             0.8801113965




Aggregate Contract Principal Balance                                   82401638

Class A Balance                                                        74985491
Less: Prefunding Account                                       0
 Receivable backed Certificates                                        74985491

A Investor Percentage                                                     91.00%


Weighted Average Coupon                                                   19.12%

Weighted Average Maturity                                                    48


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Jul-98


Beginning of Transaction            12/16/97
Payment Date                        07/21/98
Month of Transaction                       7
Period Ended                        06/19/98

Collection Account
Beginning Balance                                                             0
Collections during the Collections Period                               2351405
Retransfer Amount received in respect of any Retransferred Contracts          0
Any income and gain from investments of funds in the Collection Acct      16083
Amts recv'd from the Transferor, the Master Servicer or any Subservicer       0

Late Payment Fees collected with respect to the Contracts on Deposit       6624
Supplemental Servicing Fee                                                    0
Amounts deposited with respect to  Retransferred Accounts                     0
Scheduled Principal                                                      848810
Prepayments                                                              446276
Recoveries                                                               202840

Certificate Account
Amounts received from the Transferor                                          0
Amounts received from the Master Servicer or Subservicer                      0
Withdrawals from the Pre-Funding Reserve Account                              0
Withdrawals from the Spread Account                                           0
Proceeds of any Contracts or Property                                         0
Any income and gain on investments of funds in the Certificate Account        0
Amounts received from Certificate Insurer (Claims to FSA)                     0

Expenses of an Opinion of Counsel                                             0
Expenses of Master Servicer or Transferor                                     0
Payments to the Master servicer of Insurance and Liquidation Proceeds         0
Pymts to the Transferor w/respect to Retransferred Contracts                  0
      or property
Pre-Funding Reserve Account
Beginning Balance                                                             0
Amount in excess of Required Deposit                                          0
Interest Income                                                               0

Certificate Insurer
Is there a claim on the policy in the current month,                         No
or has there ever been a claim?
Revolving Account
Beginning Balance                                                             0
Transfers                                                                     0
Over 3.0 Million Principal
Remaining balance due to Investors                                            0
Interest Income                                                               0

Pre-Funding Account
Beginning Balance                                                             0
Interest Income                                                               0
Remaining balance due to Investors                                            0

Spread Account
Beginning Balance                                                       4681319
Interest Income                                                           20195
                                                          9
National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Jul-98


Number of loans currently owned by Trust                          7208

Initial Collateral Balance                                    85200000

New Originations Transferred to Trust                                0


Initial Certificate Account Balance                                  0

Previous Servicing Fee Arrearage                                     0

Previous Trustee, Collateral Agent,                                  0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                  0

Unreimbursed expenses to the Trustee                                 0

Unreimbursed expenses to the Master Servicer                         0

Unreimbursed expenses to the Standby Servicer                        0

Unreimbursed expenses to the Transferor                              0

Opening Class A Principal Balance                             85200000
Prior Class A Principal Arrearage                                    0



                                                1 Month      2 Month   3 Month
                                    Current       Prior        Prior     Prior

30+ Days Past Due                    4391761        4458971    3936766  3521474
60+ Days Past Due                     818333         969767    1157762   677082
90+ Days Past Due                     545115         608496     362574   342323
Delinquent (30+ days past due)       5755208        6037234    5457101  4540878

Current Month Repos                   558991         650115     474957   633007
New over 90 Days                      396393         374752     220662   276285
Defaults                              955384        1024867     695619   909293

Liquidated Contracts
  Repos > 90 Days                      78398          28082      12537     2196
  Closed Repo's                       278280         664971     404302   144709
  Past Due > 120 Days                      0              0          0        0
  Chapter 13 Bankruptcy                    0              0          0        0
  Net Liquidated Accounts             356677         693053     416839   146905

Recoveries - net of expenses          202840         412413     221815    92860

Net Losses                            153837         280640     195024    54045

ACPB                                82401638       84053402   86217769 88288291



Principal Paid

                          01/21/98                   570239
                          02/21/98                  1187300
                          03/21/98                  1351552
                          04/21/98                  1748564
                          05/21/98                  1884175
                          06/21/98                  1969574

                                                    8711404



National Auto Finance 1998-1 Trust
   Monthly Servicer Certificate
                         21-Jul-98




                                                                     Amount
World Omni to World Omni ( Servicer) Reconciliation
Opening Principal Balance per World Omni
    - Trailer Summary Report                                           82851866

Add: New Accounts Transferred                                                 0

Less: Scheduled Principal Received                                      -848810
           Prepaid Accounts                                             -446276
           Repossessed Accounts                                         -595221
                 Total principal reductions                            -1890307

Subtotal                                                               80961559
Closing Principal Balance per WO - Trailer Summary                     80961559
Difference                                                                    0


ACPB to World Omni Reconciliation
Closing Principal Balance
   per World Omni                                                      80961559

Add: Non Liquidated Repo Inventory
        deducted from World Omni balance but
        not passed through to investors                                 1440079


Adjusted World Omni Principal Balance                                  82401638



ACPB Prior to ACPB Current Reconciliation
Prior Month ACPB                                                       84053402

Add: New Accounts Transferred                                                 0

Less: Scheduled Principal Received                                      -848810
           Prepaid Accounts                                             -446276

Less: Liquidated Accounts                                               -356677

Current Month ACPB                                                     82401638

Adjusted World Omni Principal Balance                                  82401638

Current Month ACPB                                                     82401638

Difference                                                                   -0

                                        Repo        Liquidated        Repo
Repo/Liquidated Accounts              Principal      Principal      Inventory

                          12/31/97           2196           2196              0
                          01/31/98         121350         121350              0
                          02/28/98         260050         260050              0
                          03/31/98         752214         752214              0
                          04/30/98         620229         403245         216984
                          05/31/98         726667          98793         627874
                          06/30/98         595221                        595221

                                          3077927        1637848        1440079







        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO


Dated:        June 30, 1998